                                                                    EXHIBIT 10.3

--------------------------------------------------------------------------------

                          BENEFITS SHARING AGREEMENT

                                    BETWEEN

           IREX CORPORATION AND SPECIALTY PRODUCTS & INSULATION CO.

                          DATED AS OF _________, 1998


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I -  DEFINITIONS.....................................................  1

ARTICLE II - ALLOCATION OF LIABILITIES.......................................  5

     Section 2.1  IREX's Liability...........................................  5
     Section 2.2  SPI's Liability............................................  5

ARTICLE III - RETIREMENT PLANS...............................................  5

     Section 3.1  Defined Benefit Plan.......................................  5
     Section 3.2  Defined Contribution Plans.................................  6
     Section 3.3  Multiemployer Plans........................................  7

ARTICLE IV - WELFARE BENEFIT PLANS...........................................  8

     Section 4.1  General Principles.........................................  8
     Section 4.2  Establishment of Mirror Welfare Plans......................  9
     Section 4.3  Long Term Disability.......................................  9
     Section 4.4  Post-retirement Medical Benefits...........................  9
     Section 4.5  Vacation and Sick Pay Liabilities.......................... 10
     Section 4.6  Vendor Contracts........................................... 10
     Section 4.7  Unemployment Compensation.................................. 10
     Section 4.8  Transfer of Certain Assets................................. 10

ARTICLE V - GENERAL.......................................................... 10

     Section 5.1  Payment of and Accounting Treatment for Expenses and
                  Balance Sheet Amounts...................................... 11
     Section 5.2  Accounting Adjustments..................................... 11
     Section 5.3  Notices.................................................... 11
     Section 5.4  Amendment and Waiver....................................... 11
     Section 5.5  Sharing of Participant Information......................... 11
     Section 5.6  Entire Agreement........................................... 11
     Section 5.7  Parties in Interest........................................ 12
     Section 5.8  No Third-Party Beneficiaries; No Termination of
                  Employment................................................. 12
     Section 5.9  Right to Amend or Terminate Any Plans...................... 12
     Section 5.10 Fiduciary and Related Matters.............................. 12
     Section 5.11 Effect if Distribution Does Not Occur...................... 12
     Section 5.12 Relationship of Parties.................................... 12
     Section 5.13 Affiliates................................................. 13
     Section 5.14 Requests for Internal Revenue Service Rulings and
                  Determinations and United States Department of Labor
                  Opinions................................................... 13
     Section 5.15 Further Assurances and Consents............................ 13
     Section 5.16 Severability............................................... 13
     Section 5.17 Governing Law.............................................. 13
     Section 5.18 Counterparts............................................... 14
     Section 5.19 Disputes................................................... 14

     Section 5.20 Interpretation............................................. 14
     Section 5.21 Headings................................................... 14

                          BENEFITS SHARING AGREEMENT
                          --------------------------

     This is a BENEFITS SHARING AGREEMENT, dated as of October __, 1998 (the "Agreement"), by and between IREX Corporation, a Pennsylvania corporation (together with its successors and permitted assigns, "IREX"), and Specialty Products & Insulation Co., a Pennsylvania corporation (together with its successors and permitted assigns, "SPI") (collectively, the "Parties" or individually, a "Party").

                                  BACKGROUND

          1. The Board of Directors of IREX has determined that it is in the best interest of IREX and the stockholders of IREX to distribute (the "Distribution") to the holders of IREX Common Stock (as defined herein) all of the shares of SPI Common Stock (as defined herein).

          2. IREX, SPI and certain of their affiliates have entered into a Corporate Separation Agreement, of even date herewith (the "Distribution Agreement"), and certain other agreements that will govern certain matters relating to the Distribution and the relationship of IREX and SPI and their respective subsidiaries and affiliates following the Distribution.

          3. This Agreement sets forth the arrangements between the Parties relating to employee benefits and compensation matters.

          THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained in this Agreement, the Parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Definitions.  The following words and phrases used in this Agreement
          -----------
shall have the meanings set forth below unless a different meaning is plainly required by the context.

          "Action" means any claim, demand, suit, counter suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal, pending or threatened, known or unknown.

          "ASO Contract" means an administrative services only contract, related prior practice, or related understanding with a third-party administrator that pertains to any IREX Welfare Plan.

          "Close of the Distribution Date" means 11:59:59 P.M., Eastern Time, on the Distribution Date.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Distribution Agreement" is defined in the Background Section to this Agreement.

          "Distribution Date" means October ____, 1998.

          "Employee" means any individual who maintains a common-law employee-employer relationship with a designated Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ESOP" means the IREX Corporation Employees' Stock Ownership Plan, as amended.

          "ESOP Trust" means the trust maintained pursuant to the Agreement for Trust under the ESOP dated November 22, 1985 between IREX, W.K. Liddell and J.E. Pinkerton, as amended.

          "Former IREX Employee" means an individual who previously maintained a common-law employee-employer relationship with IREX or a member of the IREX Group whose employment terminated for any reason (including retirement) before the Distribution Date and who, as of the Distribution Date, is not employed by IREX, a member of the IREX Group or SPI.

          "Former SPI Employee" means an individual who previously maintained a common-law employee-employer relationship with SPI whose employment terminated for any reason (including retirement) before the Distribution Date and who, as of the Distribution Date, is not employed by SPI, IREX or a member of the IREX Group.

          "Governmental Authority" means any federal, state or local court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority, including, without limitation, the United States Department of Labor, the Internal Revenue Service, and the Pension Benefit Guaranty Corporation.

          "Group Insurance Policy" means a group insurance policy issued under any IREX Welfare Plan.

          "HMO Agreements" means contracts, letter agreements, practices and understandings with HMOs that provide medical services under the any IREX Welfare Plans.

          "HMO" means a health maintenance organization that provides benefits under any IREX Welfare Plans.

          "Immediately after the Distribution Date" means 12:00 A.M., Eastern Time, on the day after the Distribution Date.

          "IREX Common Stock" means the shares of capital stock, par value $1.00 per share, of IREX.

          "IREX Director" means a person who is a member of the Board of Directors of IREX on the Distribution Date.

          "IREX Employee" means an individual who maintains a common-law employee-employer relationship with IREX or any member of the IREX Group on the Distribution Date.

          "IREX Flex Plan" means the IREX Corporation Flexible Reimbursement Accounts Plan, as amended.

          "IREX Group" means the Subsidiaries of IREX, excluding SPI.

          "IREX Savings Plan" means the IREX Corporation Employees' Savings Incentive Plan, as amended.

          "IREX Savings Plan Trust" means the trust maintained pursuant to the Trust Agreement dated June 30, 1992 between IREX Corporation and Vanguard Fiduciary Trust Company, as amended.

          "Liabilities" means any and all losses, claims, charges, debts, demands, actions, costs and expenses (including, without limitation, administrative and related costs and expenses of any Plan, program or arrangement), of any nature whatsoever, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising.

          "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance to the sponsoring employer or the participants and beneficiaries of the Plan, which could include, without limitation, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided by the employer under such Plan and the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan or that is a protected benefit, within the meaning of Code section 411(d)(6).

          "Multiemployer Plans" mean all multiemployer plans as defined in ERISA section 3(37) contributed to or required to be contributed to by IREX or any member of the IREX Group.

          "Non-Employer Stock Fund" is defined in Section 3.2(g)(ii) of this Agreement.

          "Participating Company" means any Person (other than an individual) that is participating in a Plan sponsored by SPI, IREX or a member of the IREX Group, as the context requires.

          "Pension Plan" means the IREX Corporation Employees' Retirement Income Plan, as amended.

          "Pension Trust" means the IREX Corporation Employees' Retirement Income Plan Trust dated September 5, 1985 between IREX and Provident National Bank, as amended.

          "Person" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity, or Governmental Authority.

          "Plan" means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy or other agreement or funding vehicle, whether written or unwritten, providing benefits to IREX Employees, Former IREX Employees, SPI Employees or Former SPI Employees.

          "Retained Employees" means all IREX Employees and Former IREX
Employees.

          "SPI Common Stock" means the outstanding shares of common stock, $.01 par value, of SPI.

          "SPI Director" means a person who is a member of the Board of Directors of SPI on the Distribution Date.

          "SPI Employee" means an individual who maintains a common-law employee-employer relationship with SPI on the Distribution Date.

          "SPI Hourly Plan" means the Specialty Products and Insulation Co. Defined Contribution Pension Plan for Hourly-Paid Employees.

          "SPI Savings Plan" means the savings and retirement plan established by SPI pursuant to Section 3.2(b).

          "SPI Savings Plan Trust" means the trust to be established by SPI pursuant to Section 3.2(c).

          "Subsidiary" means, with respect to any specified Person, any corporation or other legal entity of which such Person or any of its Subsidiaries controls or owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of members to the board of directors or similar governing body.

          "Transferred Employees" means all SPI Employees and Former SPI Employees.

          "Welfare Plans" when immediately preceded by "IREX," means the welfare benefit plans, programs, and policies listed in Part 1 of Appendix A to this Agreement that are sponsored by IREX. When immediately preceded by "SPI," "Welfare Plans" means the welfare benefit plans, programs, and policies listed in Part 2 of Appendix A to this Agreement that are sponsored by SPI.


                                  ARTICLE II
                           ALLOCATION OF LIABILITIES

     Section 2.1 IREX's Liability. Effective Immediately after the Distribution
                 ----------------
Date and thereafter, IREX shall maintain responsibility to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the Liabilities (regardless of when or where such Liabilities arose or arise or were or are incurred) to or relating to the Retained Employees that arise out of or relate to the employment relationship between IREX or any member of the IREX Group and any Retained Employee, including but not limited to any Liabilities that arise from the termination of such employment relationship. In addition, Immediately after the Distribution Date and thereafter, IREX shall maintain responsibility for the Liabilities to or relating to Transferred Employees specifically set forth in Sections 3.1(c), 4.3 and 4.4.

     Section 2.2 SPI's Liability. Subject to Sections 3.1(c). 4.3 and 4.4,
                 ---------------
Immediately after the Distribution Date, SPI shall assume responsibility to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the Liabilities (regardless of when or where such Liabilities arose or arise or were or are incurred) to or relating to the Transferred Employees that arise out of or relate to the employment relationship between IREX, any member of the IREX Group or SPI and any Transferred Employee, including but not limited to any Liabilities that arise from the termination of such employment relationship and all Liabilities with respect to the SPI Savings Plan.

                                  ARTICLE III
                               RETIREMENT PLANS

     Section 3.1   Defined Benefit Plan.
                   --------------------

     (a)  Cease Benefit Accruals.  Effective as of May 1, 1998, IREX amended the
          ----------------------
Pension Plan to cease all future benefit accruals. Thereafter, no IREX Employee, SPI Employee or any other individual shall accrue additional benefits under the Pension Plan.

     (b)  Pension Contribution. Prior to the Distribution Date, IREX shall make
          --------------------
a contribution to the Pension Trust on behalf of SPI in the amount of $175,000. Within five days after the Distribution Date, SPI shall reimburse IREX for the full amount of such Pension Trust contribution.

     (c)  Assumption of Liabilities. Effective Immediately after the
          -------------------------
Distribution Date and thereafter, IREX shall retain all Liabilities with respect to the Transferred Employees under the Pension Plan and except as provided in
Section 3.1(b), SPI shall have no further liability with respect to the Pension Plan.

     (d)  PBGC Intervention. In the event that at any time the Pension Benefit
          -----------------
Guaranty Corporation ("PBGC") or any other Governmental Authority asserts that the Distribution may provide justification for the PBGC to seek termination of the Pension Plan pursuant to ERISA section 4042 or otherwise asserts that the transaction may increase unreasonably the long-run loss to the PBGC (within the meaning of ERISA section 4042(a)(4)) with respect to the Pension Plan, IREX shall indemnify and hold SPI harmless from any Liabilities related to the resolution of such issues.

     Section 3.2   Defined Contribution Plans.
                   --------------------------

     (a)  Plan Merger. Effective as of May 1, 1998, IREX merged the ESOP with
          -----------
and into the IREX Savings Plan.

     (b)  Establishment of Mirror Savings Plans. Effective June 1, 1998, SPI
          -------------------------------------
adopted the SPI Savings Plan, which is intended to be qualified under Code section 401(a). The SPI Savings Plan will provide benefits to Transferred Employees that are substantially similar in all Material Features to those provided under the IREX Savings Plan immediately before the effective date of the SPI Savings Plan.

     (c)  Establishment of Mirror Savings Trust.  Effective May 28, 1998, SPI
          -------------------------------------
established the SPI Savings Plan Trust with Vanguard Fiduciary Trust Company as trustee. The SPI Savings Plan Trust will hold the assets of the SPI Savings Plan and is intended to be exempt from taxation under Code section 501(a).

     (d)  Determination Letters. SPI has applied (or will as soon as practicable
          ---------------------
apply) to the Internal Revenue Service ("IRS") for a favorable determination letter with respect to the tax-qualified status of the SPI Savings Plan, and SPI shall make such amendments to the SPI Savings Plan as may be required by the IRS in order for SPI to receive a favorable determination letter with respect to the SPI Savings Plan.

     (e)  Transfer of IREX Savings Plan Assets.
          ------------------------------------

               (i)  Transfer of Assets to the SPI Savings Plan Trust. IREX has
                    ------------------------------------------------
caused the accounts of the Transferred Employees under the IREX Savings Plan that were held by the IREX Savings Plan Trust to be transferred to the SPI Savings Plan and the SPI Savings Plan Trust, and SPI has caused such transferred accounts to be accepted by such plan and trust. The transfer of such accounts were made: (A) in kind, to the extent the assets consisted of investments in IREX Common Stock or SPI Common Stock and (B) otherwise in cash, interests in mutual funds, securities, or other property or in a combination thereof, as IREX and SPI mutually agreed, and, to the extent practicable, were invested initially in comparable investment options in the SPI Savings Plans as such accounts were invested immediately before the date of transfer. All outstanding loan balances of Transferred Employees under the IREX Savings Plan were transferred with the underlying accounts.

          (ii)   Non-Employer Stock Funds. Effective Immediately after the
                 ------------------------
Distribution Date, a SPI Common Stock fund shall be added as an investment option to the IREX Savings Plan and the SPI Savings Plan shall provide for both an IREX Common Stock fund and a SPI Common Stock fund as investment options. The SPI Common Stock fund in the IREX Savings Plan and the IREX Common Stock fund in the SPI Savings Plan are each referred to as a "Non-Employer Stock Fund" with respect to the applicable Plan. The Parties intend that the appropriate Plan fiduciaries will determine for what period of time the applicable Non-Employer Stock Fund remains an investment option under their respective Plans.

          (iii)  Provision of Disclosure Materials Relating to Non-Employer
                 ----------------------------------------------------------
Stock Funds. Each Party shall provide to the other Party in a timely manner such
-----------
proxy statements, annual reports, and other materials with respect to the Party's stock held in the Non-Employer Stock Fund under the Plan of the other Party as may be reasonably requested by the other Party. In addition, each Party agrees to provide reasonable cooperation to the other Party with respect to any necessary or required valuation of the Party's stock held in the Non-Employer Stock Fund under the Plan of the other Party.

          (iv)   Governmental Filings. IREX and SPI have made (or will make) any
                 --------------------
filings required under the Code or ERISA in connection with the transfer described in this Section 3.2(g) in a timely manner.

          (f)    SPI Hourly Plan. Effective Immediately after the Distribution
                 ---------------
Date and thereafter, SPI shall retain all Liabilities with respect to the SPI Hourly Plan and neither IREX nor any member of the IREX Group shall have any further Liability with respect to the SPI Hourly Plan.

     Section 3.3 Multiemployer Plans. Effective Immediately after the
                 -------------------
Distribution Date and thereafter, IREX and the IREX Group shall retain all Liabilities with respect to the Multiemployer Plans and shall indemnify and hold SPI harmless from any such Liabilities.

                                  ARTICLE IV
                             WELFARE BENEFIT PLANS

     Section 4.1   General Principles.
                   ------------------

     (a)  Assumption of Liabilities. Subject to Sections 4.3 and 4.4, effective
          -------------------------
no later than January 1, 1999, all Transferred Employees shall cease coverage under the IREX Welfare Plans and shall commence coverage under the SPI Welfare Plans. SPI shall provide IREX 30 days advanced notice regarding the date upon which coverage under the SPI Welfare Plans will commence (the "Commencement Date"). All Liabilities with respect to the Transferred Employees and Retained Employees under the IREX Welfare Plans shall be allocated between the Parties as provided for in this Article IV.

     (b)  Health Insurance. Subject to Sections 4.3 and 4.4, effective November
          ----------------
1, 1998, all Liabilities with respect to Transferred Employees under any IREX Welfare Plan (that constitutes a "group health plan" under Code section 4980B(g)) shall be the sole responsibility and liability of SPI and all Liabilities with respect to Retained Employees under any such IREX Welfare Plan shall be the sole responsibility and liability of IREX.

     (c)  Other Benefits and Expenses. Except as provided in Section 4.1(b), all
          ---------------------------
Liabilities with respect to Transferred Employees and Retained Employees under any IREX Welfare Plan shall be allocated pro rata between the Parties based on the size of their respective workforces in accordance with their historic practice.

     (d)  Continuation of Elections. To the extent permitted by the applicable
          -------------------------
insurance carrier, SPI shall cause the SPI Welfare Plans to recognize and maintain all coverage and contribution elections made by Transferred Employees under the IREX Welfare Plans in effect for the period immediately before the Distribution Date and shall apply such elections under the SPI Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. To the extent permitted by the applicable insurance carrier, SPI shall provide coverage to Transferred Employees under the SPI Welfare Plans without the need to undergo a physical examination or otherwise provide evidence of insurability, and will recognize and maintain all irrevocable assignments and elections made by Transferred Employees in connection with any life insurance coverage under the IREX Welfare Plans and any predecessor plans.

     (e)  Continuation of Co-Payments. To the extent permitted by the applicable
          ---------------------------
insurance carrier, SPI shall cause the SPI Welfare Plans to recognize and give credit for all amounts applied to deductibles, out-of-pocket maximums, and other applicable benefit coverage limits for expenses that have been incurred by Transferred Employees under the IREX Welfare Plans for the remainder of the benefit limit year in which the Distribution Date occurs.

     (f)  Continuation of Maximum Benefits. SPI shall cause the SPI Welfare
          --------------------------------
Plans to recognize and give credit for all benefits paid to Transferred Employees under the IREX Welfare Plans, before and during the benefit limit year in which the Distribution Date occurs, for purposes of determining when such persons have reached any lifetime maximum benefits under the SPI Welfare Plans.

     (g)  COBRA and HIPAA Obligations. For periods before the Commencement Date,
          ---------------------------
IREX shall be responsible for administering compliance with the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and the portability requirements under the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), with respect to Transferred Employees and their beneficiaries and dependents. Effective as of the Commencement Date and thereafter, Transferred Employees and their beneficiaries and dependents who have incurred a "qualifying event" (as defined in Code section 4980B) on or after January 1, 1998 shall be entitled to COBRA coverage under the SPI Welfare Plans and SPI shall be solely responsible for administering compliance with such COBRA and HIPAA requirements with respect to these persons.

     (h)  Subrogation. If either IREX or SPI recovers any amounts through
          -----------
subrogation or otherwise for claims reimbursed to Transferred Employees and their beneficiaries and dependents under any IREX Welfare Plan, the recovering Party shall share with the other Party a pro rata portion of such recovery based on the size of the respective workforces in accordance with their historic practice.

     Section 4.2 Establishment of Mirror Welfare Plans. Except as otherwise set
                 -------------------------------------
forth in this Article IV, SPI shall take all actions necessary or appropriate to establish, as soon as practicable on or after the Distribution Date, but not later than December 31, 1998, SPI Welfare Plans to provide each Transferred Employee with benefits substantially similar in all Material Features to the benefits provided to him or her under the IREX Welfare Plans immediately before the Distribution.

     Section 4.3 Long Term Disability. Notwithstanding any provision in this
                 --------------------
Agreement to the contrary, responsibility for the long-term disability benefits of any Former SPI Employee who is receiving such benefits on the Distribution Date shall continue to be provided under the appropriate IREX Welfare Plan and shall remain the sole responsibility of IREX.

     Section 4.4 Post-retirement Medical Benefits. Notwithstanding any provision
                 --------------------------------
in this Agreement to the contrary, responsibility for the post-retirement medical benefits of any Former SPI Employee who is receiving such benefits on the Distribution Date shall continue to be provided under the appropriate IREX Welfare Plan and shall remain the sole responsibility of IREX.

     Section 4.5  Vacation and Sick Pay Liabilities. Effective Immediately after
                  ---------------------------------
the Distribution Date, SPI shall assume all accrued Liabilities for vacation, sick leave and paid time off in respect of all Transferred Employees as of the Distribution Date.

     Section 4.6  Vendor Contracts.
                  ----------------

     (a)  Pre-Distribution Date Negotiation. Before the Distribution Date, IREX
          ---------------------------------
shall take such steps as are necessary under each ASO Contract, Group Insurance Policy and HMO Agreement in existence as of the date of this Agreement to permit SPI to participate in the terms and conditions of such ASO Contract, Group Insurance Policy or HMO Agreement beginning Immediately after the Distribution Date.

     (b)  Terms of SPI Participation. IREX shall determine, and shall promptly
          --------------------------
notify SPI of, the manner in which SPI's participation in the terms and conditions of any ASO Contracts, Group Insurance Policies and HMO Agreements, as set forth above is to be effectuated. SPI hereby authorizes IREX to act on its behalf to extend to SPI the terms and conditions of the ASO Contracts, Group Insurance Policies and HMO Agreements. SPI shall fully cooperate with IREX in such efforts.

     (c)  Premium/Administration Rates. IREX and SPI shall use their reasonable
          ----------------------------
best efforts to cause each of the insurance companies, HMOs, paid provider organizations and third-party administrators providing services and benefits under the IREX Welfare Plans to maintain the premium and/or administrative rates, based on the aggregate number of participants in both the IREX Welfare Plans, and the SPI Welfare Plans after the Distribution Date.

     Section 4.7  Unemployment Compensation.  Effective Immediately after the
                  -------------------------
Distribution Date, SPI shall assume all Liabilities for Transferred Employees related to any and all unemployment compensation matters under any law of any state, territory, or possession of the U.S. or the District of Columbia and SPI shall be fully responsible for the administration of all such claims. If SPI is unable to assume any such Liability or the administration of any such claim because of the operation of applicable state law or for any other reason, SPI shall reimburse IREX for all such Liabilities.

     Section 4.8  Transfer of Certain Assets. Following the Distribution Date,
                  --------------------------
IREX and SPI periodically shall determine the amount of claims made by any Transferred Employee under the IREX Flex Plan that exceed such Transferred Employee's actual contributions to the IREX Flex Plan. Thereafter, to the extent that a Transferred Employee's claims exceed such Transferred Employee's actual contributions SPI shall make a cash payment of such amount to IREX.

                                   ARTICLE V
                                    GENERAL

     Section 5.1 Payment of and Accounting Treatment for Expenses and Balance
                 ------------------------------------------------------------
Sheet Amounts.
-------------

     (a)  Balance Sheet Amounts. Effective Immediately after the Distribution
          ---------------------
Date, SPI shall assume any balance sheet liability for any Liabilities assumed by it under this Agreement with respect to any Transferred Employee. The determination of any balance sheet liability to be assumed by SPI under this
Section 6.1(b) shall be determined by IREX consistent with past accounting practices, consistently applied.

     Section 5.2 Accounting Adjustments. Prior to the Distribution Date, SPI has
                 ----------------------
established on its books for financial accounting purposes liabilities and reserves for retirement, welfare and other employee benefit plan obligations that will be retained or assumed by SPI under this Agreement, and IREX has adjusted the liabilities and reserves on its books for financial accounting purposes to take into account SPI' assumption or retention of liabilities under this Agreement. Such adjustments have been made on an estimated basis. After the Parties have finally calculated the actual liabilities under this Agreement, each Party in accordance with their historic practices shall appropriately adjust its liabilities and reserves to reflect the amount of the liabilities and reserves that are properly allocable to that Party. Neither Party shall have any obligation to make payments or transfer assets to the other Party with respect to such adjustments.

     Section 5.3 Notices. Any notice, demand, claim, or other communication
                 -------
under this Agreement shall be in writing and shall be given in accordance with the provision for giving notice under the Distribution Agreement.

     Section 5.4 Amendment and Waiver. This Agreement may not be altered or
                 --------------------
amended, nor may rights hereunder be waived, except by an instrument in writing executed by the Party or Parties to be charged with such amendment or waiver. No waiver of any terms, provision or condition of or failure to exercise or delay in exercising any rights or remedies under this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, condition, right or remedy or as a waiver of any other term, provision or condition of this Agreement.

     Section 5.5 Sharing of Participant Information. IREX and SPI shall share
                 ----------------------------------
with each other and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of their respective Plans. IREX and SPI and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other Party, to the extent necessary for such administration.

     Section 5.6 Entire Agreement. This Agreement, together with the
                 ----------------
Distribution Agreement and the all other agreements between the Parties hereto referred to therein (the

"Ancillary Agreements"), constitute the entire understanding of the Parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. To the extent that the provisions of this Agreement are inconsistent with the provisions of the Distribution Agreement or any Ancillary Agreement, the provisions of this Agreement shall prevail.

     Section 5.7  Parties in Interest. Neither of the Parties hereto may assign
                  -------------------
its rights or delegate any of its duties under this Agreement without the prior written consent of each other Party (which consent shall not be unreasonably withheld or delayed). This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors and permitted assigns.

     Section 5.8  No Third-Party Beneficiaries; No Termination of Employment. No
                  ----------------------------------------------------------
provision of this Agreement or the Distribution Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Transferred Employee or other future, present, or former employee of IREX, the IREX Group or SPI. Without limiting the generality of the foregoing, neither the Distribution nor the termination of the Participating Company status of SPI shall cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the IREX Plans.

     Section 5.9  Right to Amend or Terminate Any Plans. Nothing in this
                  -------------------------------------
Agreement other than those provisions specifically set forth herein to the contrary shall preclude SPI, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any SPI Plan.

     Section 5.10 Fiduciary and Related Matters. SPI acknowledges that
                  -----------------------------
Immediately after the Distribution Date IREX will not be a fiduciary with respect to any SPI Plans. In addition, IREX acknowledges that Immediately after the Distribution Date SPI will not be a fiduciary with respect to any IREX Plans. The Parties each acknowledge that the other Party shall not be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith reasonable determination that to do so would violate any applicable fiduciary duties or standards of conduct under ERISA or other applicable law.

     Section 5.11 Effect if Distribution Does Not Occur. If the Distribution
                  -------------------------------------
does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed to in writing by SPI and IREX.

     Section 5.12 Relationship of Parties.  Nothing in this Agreement shall be
                  -----------------------
deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth herein.

     Section 5.13 Affiliates. Each of IREX and SPI shall cause to be performed,
                  ----------
and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by their respective affiliates, other than the other Party.

     Section 5.14 Requests for Internal Revenue Service Rulings and
                  -------------------------------------------------
Determinations and United States Department of Labor Opinions. SPI shall
-------------------------------------------------------------
cooperate fully with IREX on any issue relating to the transactions contemplated by this Agreement for which IREX elects to seek a determination letter or private letter ruling from the Internal Revenue Service or an advisory opinion from the United States Department of Labor. IREX shall cooperate fully with SPI with respect to any request for a determination letter or private letter ruling from the Internal Revenue Service or advisory opinion from the United States Department of Labor with respect to any of the SPI Plans relating to the transactions contemplated by this Agreement.

     Section 5.15 Further Assurances and Consents.  In addition to the actions
                  -------------------------------
specifically provided for elsewhere in this Agreement, each of the Parties hereto will use its reasonable efforts to (a) execute and deliver such further instruments and documents and take such other actions as any other Party may reasonably request in order to effectuate the purposes of this Agreement and to carry out the terms hereof and (b) take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its reasonable efforts to obtain any consents and approvals and to make any filings and applications necessary or desirable in order to consummate the transactions contemplated by this Agreement; provided that no Party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third Party from whom such consents, approvals and amendments are requested or to take any action or omit to take any action if the taking of or the omission to take such action would be unreasonably burdensome to the Party.

     Section 5.16 Severability. The provisions of this Agreement are severable
                  ------------
and should any provision hereof be void, voidable or unenforceable under any applicable law, such provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the Parties as though such void, voidable or unenforceable provision were not part hereof.

     Section 5.17 Governing Law. Subject to U.S. federal law, this Agreement
                  -------------
shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law rules of such state.

     Section 5.18  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement.

     Section 5.19  Disputes. Resolution of any and all disputes arising from or
                   --------
in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, without limitation, disputes in connection with claims by third Parties shall be exclusively governed by and settled in accordance with provisions identical to those set forth in Section 21 of the Distribution Agreement, which Section is hereby incorporated by this reference.

     Section 5.20  Interpretation. Words in the singular shall be held to
                   --------------
include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all Appendices hereto) and not to any particular provision of this Agreement. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive. References to any "Article," "Schedule" or "Section," without more, are to Articles, Schedules and Sections to or of this Agreement.

     Section 5.21  Headings.  The Article and Section headings contained in this
                   --------
Agreement are solely for the purpose of reference, are not part of the agreement of the Parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                    IREX CORPORATION


                                    By:  _____________________________
                                       Name
                                       Title:

                                    SPECIALTY PRODUCTS & INSULATION
                                    CO.


                                    By:  _____________________________
                                       Name:
                                       Title:

                      APPENDIX A - WELFARE BENEFIT PLANS
                      ----------------------------------

I.  PART 1 - IREX WELFARE PLANS
    ---------------------------

Healthcare Coverage (medical and dental)

Basic Life Insurance

Supplemental Life Insurance

Basic Long Term Disability Insurance

Additional Long Term Disability Coverage

Voluntary Accidental Death and Dismemberment (AD&D) Insurance

Business Travel Insurance

Benefit Options Program

Flexible Reimbursement Account for Healthcare Expenses

Flexible Reimbursement Account for Dependent Care Expenses

Sick Leave

Paid Time Off

Vacation


II.  PART 2 - SPI WELFARE PLANS
     --------------------------

Healthcare Coverage (medical and dental)

Basic Life Insurance

Supplemental Life Insurance

Basic Long Term Disability Insurance

Additional Long Term Disability Coverage

Voluntary Accidental Death and Dismemberment (AD&D) Insurance

Business Travel Insurance

Benefit Options Program

Flexible Reimbursement Account for Healthcare Expenses

Flexible Reimbursement Account for Dependent Care Expenses

Sick Leave

Paid Time Off

Vacation